HIGHLAND FUNDS II

Highland Small-Cap Equity Fund

(the “Fund”)

Class A	Class C	Class R	Class Y
HSZAX	HSZCX	HSZRX	HSZYX

Supplement dated June 29, 2015 to the Prospectus for the Fund, dated February 1, 2015, as supplemented and amended from time to time.

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

On June 11, 2015, the Fund’s Board of Trustees (the “Board”) approved the termination of the Amended and Restated Sub-Advisory Agreement, dated as of February 8, 2013, by and among Highland Capital Management Fund Advisors, L.P. (the “Adviser”), Highland Funds II (the “Trust”), on behalf of the Fund, and Palisade Capital Management, L.L.C. (“Palisade” or the “Sub-Adviser”) (the “Agreement”) effective on June 30, 2015. Beginning on July 1, 2015, the Adviser will directly manage the assets of the Fund. There will be no change to the amount of the investment advisory fee that the Fund pays the Adviser as a result of the termination of the Agreement. All references to Palisade or the Sub-Adviser contained in the Prospectus, with respect to this Fund only, are hereby deleted.

Effective July 1, 2015, the section entitled “Highland Small-Cap Equity Fund-Portfolio Management” on page 24 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Portfolio Management

Highland Capital Management Fund Advisors, L.P. serves as the investment adviser to the Fund. The portfolio managers for the Fund are:

Portfolio Managers	Portfolio manager experience in this Fund	Primary title with Adviser
James Dondero	Less than 1 year	Portfolio Manager
Michael Gregory	Less than 1 year	Portfolio Manager

Effective July 1, 2015, the fifth paragraph in the sub-section entitled “Portfolio Management Teams” on page 70 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Highland Small-Cap Equity Fund is managed by James Dondero and Michael Gregory.

Effective July 1, 2015, the biography for James Dondero in the sub-section entitled “Portfolio Manager Biographies” on page 70 of the Prospectus is hereby deleted in its entirety and replaced with the following:

James Dondero, CPA, CMA, CFA is Co-founder and President of Highland Capital Management, LP (“Highland”) (an alternative asset manager specializing in high-yield fixed income investments). He is the senior portfolio manager of Highland Energy MLP Fund and has served in that capacity since January 2015. He is also a portfolio manager of Highland Global Allocation Fund and Highland Small-Cap Equity Fund and has served in that capacity since April 2013 and July 1, 2015, respectively. Mr. Dondero has over 25 years of experience in the credit markets. Prior to founding Highland in 1993, Mr. Dondero served as Chief Investment Officer of Protective Life’s GIC subsidiary and helped grow the business from concept to over $2 billion between 1989 and 1993. His portfolio management experience includes mortgage-backed securities, investment grade corporates, leveraged bank loans, high-yield bonds, emerging market debt, derivatives, preferred stocks and common stocks. From 1985 to 1989, Mr. Dondero managed approximately $1 billion in fixed income funds for American Express. Prior to American Express, he completed the financial training program at JP Morgan. Mr. Dondero received a BS in Commerce (Accounting and Finance) from the University of Virginia. He is a Certified Public Accountant, a Certified Managerial Accountant, and a Chartered Financial Analyst. Mr. Dondero currently serves as Chairman for CCS Medical and NexBank and serves on the Board of Directors of American Banknote Corporation, Cornerstone Healthcare Group and Metro-Goldwyn-Mayer.

Effective July 1, 2015, the biography for Marc Shapiro in the sub-section entitled “Portfolio Manager Biographies” on page 71 of the Prospectus is hereby deleted in its entirety.

Effective July 1, 2015, the sub-section entitled “Portfolio Manager Biographies” that begins on page 70 of the Prospectus is hereby supplemented with the following:

Michael Gregory is Managing Director and Head of Healthcare Credit and Equity at Highland. He is also a portfolio manager of Highland Long/Short Healthcare Fund and Highland Small-Cap Equity Fund and has served in that capacity since May 2010 and July 1, 2015, respectively. Prior to joining Highland in 2010, Mr. Gregory spent four years as a CEO and Portfolio Manager at Cummings Bay Capital Management LLC, which he founded in 2006 and where he managed a long/short healthcare equity hedge fund. Starting in July 2005, Mr. Gregory worked as a Partner at Sands Point Capital Management LLC, managing a dedicated healthcare equity hedge fund and prior to that, he worked at Iroquois Capital Management LLC from May 2000 to June 2005. Mr. Gregory holds an MBA from the Yale School of Management, having completed a highly specialized joint program in healthcare within the Yale School of Medicine, Management and Public Policy. He holds a BS in Economics from the University of Pennsylvania, Wharton School of Business.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HFII-SUP-6/29/15